Exhibit 99--Form 4 Joint Filer Information


The following filers have designated Reservoir Capital Group, L.L.C. as the "Designated Filer" for purposes of the attached Form 4.

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     Name:                                      Reservoir Capital Group, L.L.C.

     Address:                                   650 Madison Avenue
                                                26th Floor
                                                New York, New York 10022
     Designated Filer:                          Reservoir Capital Group, L.L.C.

     Issuer and Ticker Symbol:                  PXT

     Date of Event Requiring Statement:         11/23/04

     Signature:                                 RESERVOIR CAPITAL GROUP, L.L.C.

                                                By: /s/ Craig Huff
                                                    -----------------------------------------------
                                                    Craig Huff
                                                    President

     Name:                                      Reservoir Capital Partners, L.P.

     Address:                                   c/o Reservoir Capital Group, L.L.C.
                                                650 Madison Avenue
                                                26th Floor
                                                New York, New York, 10022
     Designated Filer:                          Reservoir Capital Group, L.L.C.

     Issuer and Ticker Symbol:                  PXT

     Date of Event Requiring Statement:         11/23/04

     Signature:                                 RESERVOIR CAPITAL PARTNERS, L.P.
                                                By: Reservoir Capital Group, L.L.C.
                                                By: /s/ Craig Huff
                                                    -----------------------------------------------
                                                    Craig Huff
                                                    President

     Name:                                      Reservoir Capital Master Fund, L.P.

     Address:                                   c/o Reservoir Capital Group, L.L.C.
                                                650 Madison Avenue
                                                26th Floor
                                                New York, New York, 10022
     Designated Filer:                          Reservoir Capital Group, L.L.C.

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     Issuer and Ticker Symbol:                  PXT

     Date of Event Requiring Statement:         11/23/04

     Signature:                                 RESERVOIR CAPITAL MASTER FUND, L.P.
                                                By: Reservoir Capital Group, L.L.C.
                                                By: /s/ Craig Huff
                                                    -----------------------------------------------
                                                    Craig Huff
                                                    President


     Name:                                      Reservoir Capital Management, L.L.C.

     Address:                                   c/o Reservoir Capital Group, L.L.C.
                                                650 Madison Avenue
                                                26th Floor
                                                New York, New York, 10022
     Designated Filer:                          Reservoir Capital Group, L.L.C.

     Issuer and Ticker Symbol:                  PXT

     Date of Event Requiring Statement:         11/23/04

     Signature:                                 RESERVOIR CAPITAL MANAGEMENT, L.L.C.

                                                By: /s/ Craig Huff
                                                    -----------------------------------------------
                                                    Craig Huff
                                                    President
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